Exhibit 10.16

PROFESSIONAL HOLDING CORP.

SUBSCRIPTION INSTRUCTIONS

To subscribe for shares of Class A Voting Common Stock and/or Class B Non-Voting Common Stock of Professional Holding Corp., a Florida corporation (Company), prospective investors must complete all of the subscription documents contained in this package in accordance with the instructions below:

(1)	Prospective investors must carefully review, complete and execute the following attached documents:

(a)	Subscription Agreement (please note that there are separate signature pages for individuals and entities); and

(b)	Purchaser Questionnaire, which is attached to the Subscription Agreement as Exhibit 1 (please note that there are separate questions for individuals and entities).

(2)	Prospective investors must wire the full amount of the purchase price of the shares subscribed on or before December 18, 2018 to:

Wire to: Professional Bank

ABA Number: 067016574

Account Name: Professional Holding Corp. Escrow Account

Account Number: 2005195

Reference: 2018 PFHD Stock Purchase

(3)	Prospective investors should direct all questions and send the completed originals or electronic copies of the above-referenced documents, to the address below so that the Representative may determine whether the prospective investor meets federal and state securities law standards to subscribe for shares in the Company:

Professional Holding Corp.

Attn: Daniel R. Sheehan

5100 PGA Blvd., Suite 101

Palm Beach Gardens, Florida 33418

Tel: (561) 868-1275

Email: drs@probankfl.com

(4)	Upon acceptance of the subscription, a copy of the executed Subscription Agreement signed by the Company will be returned to the investor as soon as is practicable.

(5)	The applicable documents should be completed in their entirety and executed. If any documents are signed for the prospective investor by the prospective investor’s attorney-in-fact, a copy of the power of attorney must be enclosed with the subscription documents the prospective investor returns.

(6)	The Company will have the right, in its sole and absolute discretion, to accept or reject this subscription for any reason or no reason in whole or in part and at any time prior to acceptance thereof.

i

THE SECURITIES SUBSCRIBED FOR BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (SECURITIES ACT), OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFER OF THE SECURITIES IS RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION AGREEMENT AND BY APPLICABLE LAW. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (COMMISSION) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE OFFERING DOCUMENTS OR ANY OFFERING NOTICE IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUBSCRIPTION AGREEMENT

Professional Holding Corp.

5100 PGA Blvd., Suite 101

Palm Beach Gardens, Florida 33418

Re:     Purchase of Class A Voting Common Stock and/or Class B Non-Voting Common Stock

Ladies and Gentlemen:

To induce Professional Holding Corp., a Florida corporation (Company), to accept this subscription for shares of its Class A Voting Common Stock and/or Class B Non-Voting Common Stock, par value $0.01, per share in the Company (Securities), the undersigned (Purchaser) hereby offers to purchase Securities pursuant to the terms and conditions of this Subscription Agreement (Subscription Agreement), the Purchaser Questionnaire attached to this Subscription Agreement (Purchaser Questionnaire), and any other relevant documents provided by the Company in connection with this offering, if any (collectively, Offering Documents).

1.	Purchase and Terms of Offering.

1.1.	The Purchaser agrees to purchase and subscribe for the aggregate amount of Securities in the Company as set forth on the signature page hereof (including the specified allocation of shares of Class A Voting Common Stock and Class B Non-Voting Common Stock, if applicable) at a price of $18.25 per share, which is payable in accordance with the instructions provided with this Subscription Agreement.

1.2.	The Purchaser tenders this Subscription Agreement on the understanding that the investment is part of a private offering to a limited group of investors of up to $20,000,000 (Maximum). The offering does not have a minimum to be sold and subscriptions for Securities may be closed in one or more closings at the discretion of the Company. The offering is being made on a “best efforts” basis.

1.3.	The Purchaser understands that the Company has imposed certain standards that prospective investors must meet to be eligible to purchase the Securities. The Company has the right to accept or reject the Purchaser’s subscription, in whole or in part, for any reason. The Company may also allocate to the Purchaser, in the Company’s sole discretion, less than the number of the Securities the Purchaser subscribes for, even if the Purchaser meets those standards. Subscriptions need not be accepted in the order received. The Purchaser further understands that the Company shall not have any obligation to sell any Securities to any prospective investor who is a resident of a jurisdiction in which the sale of the Securities to such prospective investor would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction. The Company will notify the Purchaser whether the Purchaser’s subscription is accepted. In the event the Purchaser’s subscription is rejected in whole, the Company will return the Purchaser’s entire payment for the Securities to the Purchaser without interest along with this Subscription Agreement and the Purchaser Questionnaire, and all of the rights and obligations of the parties under this Subscription Agreement will terminate. In the event the Purchaser’s subscription is rejected in part, the Company will return payment for the rejected portion of the subscription without interest along with this Subscription Agreement and the Purchaser Questionnaire, and all rights and obligations of the parties under this Subscription Agreement will continue to the extent accepted.

1.4.	The Purchaser acknowledges that the Company intends to use substantially all of the net proceeds primarily to support the Company’s growth, for general corporate purposes, and to fund operational expenses, including, without limitation, costs and expenses incurred by the Company in connection with the offering.

2.	Representations of the Purchaser. By executing this Subscription Agreement, the Purchaser warrants, covenants and represents as follows:

2.1.	Information Concerning the Company.

2.1.1.	The Purchaser has been furnished with the Offering Documents, and such other documents, materials and information as the Purchaser deems necessary or appropriate for evaluating an investment in the Company, including all exhibits referred to in the Offering Documents. The Purchaser has carefully read and understands these materials, and has made such further investigation of the Company as the Purchaser (or its professional advisors) deemed appropriate to obtain additional information to verify the accuracy of such materials and to evaluate the merits and risks of the investment. The Purchaser has not been furnished with any offering literature other than the Offering Documents and has relied only on the Offering Documents.

2.1.2.	The Purchaser acknowledges that the Purchaser has had the opportunity to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the offering and the information contained in the Offering Documents, and all such questions have been answered to the Purchaser’s full satisfaction. The Company has afforded the Purchaser the opportunity to obtain any additional information (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information in the Offering Documents and to make an informed investment decision.

2.1.3.	The Purchaser had the opportunity to seek and receive tax, legal, and financial advice or counsel with respect to this offering.

2.1.4.	The Purchaser is familiar with the nature of, and risks attendant to, investments in securities of the type being subscribed for and has determined, in consultation with the Purchaser’s professional advisors, if any, that the purchase of such securities is consistent with the Purchaser’s investment objectives.

2.1.5.	The Purchaser understands that the distribution of the Offering Documents and the offer and sale of Securities in certain jurisdictions may be restricted by law. Delivery of the Offering Documents does not constitute an offer to sell or the solicitation of an offer to buy in a state or other jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state or jurisdiction. This offering does not constitute an offer of Securities to the public and no action has been or will be taken to permit a public offering in any jurisdiction where action would be required for that purpose. Securities may not be offered or sold, directly or indirectly, and the Offering Documents may not be distributed, in any jurisdiction, except in accordance with the legal requirements applicable in such jurisdiction.

2.2.	Non-reliance.

2.2.1.	The Purchaser agrees that neither the Company nor any of its officers, directors, employees, agents, counsel, advisors, accountants, or other representatives have furnished, and that the Offering Documents do not constitute, any investment, legal, or tax advice to the Purchaser. The Purchaser acknowledges and understands that, except as set forth in this Subscription Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company, and that in making a decision to subscribe for the Securities, the Purchaser is relying solely upon the information that is contained in Offering Documents and the result of independent investigation by the Purchaser and its professional advisors.

2.2.2.	The Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations.

2.3.	Information About the Purchaser.

2.3.1.	The Purchaser acknowledges and agrees that an investment in the Securities is suitable only for persons who are able to afford the risk. Accordingly, Securities will be offered only to selected individuals and entities that qualify as “accredited investors” as that term is defined in Rule 501 of Regulation D (Regulation D) promulgated under the Securities Act and described in the Purchaser Questionnaire. The Purchaser is an “accredited investor” and has reviewed, completed and returned to the Company the Purchaser Questionnaire. The Purchaser hereby affirms the completeness and correctness of Purchaser’s answers to such questions.

2.3.2.	The Purchaser has sufficient “sophistication,” including such knowledge and experience in financial and business matters (especially in investments that have risks similar to those that may be encountered by the Company), to evaluate the merits and risks of an investment in the Company.

2.3.3.	Unless otherwise indicated in a writing attached hereto, the Purchaser is not, and is not acting on behalf of, (A) an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), (B) a plan described by Section 4975 of the Code (including, without limitation, Individual Retirement Accounts and Keogh Plans); or (C) an entity that is deemed to hold the plan assets of any of the foregoing pursuant to 29 C.F.R. Section 2510.3-101.

2.3.4.	The Purchaser has the power and authority to enter into this Subscription Agreement and each other document required to be or otherwise executed and delivered by the Purchaser in connection with this subscription for the Securities, and to perform Purchaser’s obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby, and, if applicable, the person signing this Subscription Agreement on behalf of the Purchaser has been duly authorized to execute and deliver such documents. If other than an individual, the Purchaser is duly organized validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. The execution and delivery by the Purchaser of, and compliance by the Purchaser with, each document required to be or otherwise executed and delivered by the Purchaser in connection with this subscription for Securities does not conflict with, or constitute a default under, any instruments governing the Purchaser, or any law, permit, regulation, order, franchise, judgment, decree, statute or rule or any agreement or other instrument to which the Purchaser is a party or by which the Purchaser or any of its properties is bound. No consent, approval or authorization of any person or entity (including any governmental authority) is required on the part of the Purchaser in connection with the execution, delivery and performance of this Subscription Agreement or any other document required to be or otherwise executed and delivered by the Purchaser in connection with this subscription for Securities.

2.3.5.	The address set forth on the signature page of this Subscription Agreement is the Purchaser’s true and correct primary residence, and Purchaser has no present intention of becoming a resident of any other state or jurisdiction. Purchaser is not acquiring the Securities as a nominee or agent or otherwise for any other person.

2.3.6.	The Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which the Purchaser purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Purchaser is subject or in which the Purchaser makes such purchases or sales, and the Company shall have no responsibility therefor.

2.3.7.	The funds provided for the purchase of the Securities are either separate property of the Purchaser, community property over which the Purchaser has the right of control or are otherwise funds as to which the Purchaser has the sole right of management.

2.3.8.	There are no actions, suits, proceedings or investigations pending against the Purchaser or any of the Purchaser’s assets before any court or governmental agency (nor, to the best of the Purchaser’s knowledge, is there any threat thereof) which would impair in any way the Purchaser’s ability to enter into and fully perform the Purchaser’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

2.3.9.	No broker, financial advisor or finder is entitled to any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated by this Subscription Agreement based upon arrangements made by or on behalf of the Purchaser.

2.4.	General Solicitation. The Purchaser is not subscribing for the Securities as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting or other general solicitation or general advertising. Purchaser has not provided or made available the Offering Documents to any other person other than the Purchaser’s professional advisors.

2.5.	Gunster is Company’s Counsel and Not Counsel to Purchaser. The Purchaser acknowledges and agrees that Gunster, Yoakley & Stewart, P.A. (Gunster) is acting as counsel to the Company in connection with preparation and execution of the Offering Documents, the offering of the Securities, the management and operations of the Company and its subsidiaries and unrelated matters. The Purchaser acknowledges that Gunster does not represent or owe any duty to the Purchaser and that Gunster has not performed any due diligence on the Purchaser’s behalf. The Purchaser acknowledges that neither this Subscription Agreement, nor the transactions contemplated hereby relating to the management and operation of the Company are intended to create an attorney-client or any other relationship between the Purchaser and Gunster. The Purchaser further acknowledges that the Company and its affiliates may further engage Gunster in the future and that, in such event, such engagement will also not create an attorney-client or any other relationship between the Purchaser and Gunster. The Purchaser acknowledges and agrees that Gunster has not provided any legal, tax or business advice to the Purchaser and the Purchaser has been advised to seek its own independent counsel. The Purchaser acknowledges that Gunster is an intended third-party beneficiary of this Section of the Subscription Agreement, having the right to enforce this Section.

2.6.	Restrictions on Transfer; Exchange of Class B Non-Voting Common Stock.

2.6.1.	The Purchaser understands that the Securities have not been registered under the Securities Act or related laws and regulations or any other applicable securities laws of any other jurisdiction (collectively, the Securities Laws), in reliance on exemptions therefrom for non-public offerings.

2.6.2.	The Purchaser understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Purchaser may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Purchaser understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that under the Commission’s rules, the Purchaser may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser. Consequently, the Purchaser understands that the Purchaser must bear the economic risks of the investment in the Securities for an indefinite period of time.

2.6.3.	The Purchaser further acknowledges that there is no public market for the Securities and that such a market may never develop. The Purchaser has no presumption that there will be a public offering of the Securities.

2.6.4.	The Purchaser is acquiring the Securities solely for Purchaser’s own account and is not acquiring such Securities with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or any other applicable Securities Laws. The Purchaser will not resell or offer to resell the Securities except in accordance with the terms of this Subscription Agreement and in compliance with the Securities Laws.

2.6.5.	The Purchaser covenants and agrees to not sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any Securities owned by Purchaser during the 180 days after a registration statement relating to an initial public offering of the Company’s equity securities (or such shorter period as may be required by the underwriter).

2.6.6.	To induce the Company to issue and sell the Securities, the Purchaser agrees that the Company will have no obligation to recognize the ownership of such Securities by anyone but the Purchaser and Purchaser’s heirs and beneficiaries at law, except as set forth herein.

2.6.7.	The Purchaser (or a transferee) may exchange shares of Class B Voting Common Stock into an equal number of shares of Class A Voting Common Stock (automatically by the transferee upon the Purchaser’s permitted transfer of shares of Class B Non-Voting Common Stock to such transferee (a) upon the consummation of a Permitted Transfer or (b) if the Company’s Board of Directors, acting in its sole and absolute discretion, have approved the exchange and the exchange would not result in the Purchaser (or the transferee, together with their respective affiliates) beneficially owning greater than 9.9% of the outstanding shares of the Company’s Class A Voting Common Stock. For the purposes of this Subscription Agreement, Permitted Transfer means (1) a transfer pursuant to a widely distributed public offering, (2) a transfer in which no transferee acquires greater than 2% of the issued and outstanding shares Class A Voting Common Stock (after giving effect to any conversion of Class B Non-Voting Common Stock, (3) a transfer to a person that beneficially owns greater than 50% of the issued and outstanding shares of the Company’s Class A Voting Common Stock or (4) a transfer that is approved by the Federal Reserve Board. The Company shall hold in reserve, at all times, sufficient shares of Class A Voting Common Stock to permit the exchange of all shares of Class B Non-Voting Common Stock then outstanding.

2.7.	Anti-Money Laundering.

2.7.1.	The Purchaser understands that Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (OFAC) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.[1] The Purchaser represents and warrants that neither the Purchaser nor any person controlling, controlled by, or under common control with, the Purchaser, nor, to the best of the Purchaser’s knowledge, any person having a beneficial interest in the Purchaser or the Purchaser’s investment in the Securities, or for whom the Purchaser is acting as agent or nominee in connection with this investment, is not a country (or instrumentality thereof), territory (or instrumentality thereof), person or other entity named on an OFAC list, nor are any of the foregoing a person or other entity with whom dealings are prohibited under any OFAC regulations. The Purchaser and any of the foregoing are each not a foreign bank without a physical presence in any country that is not a Regulated Affiliate[2] (Foreign Shell Bank).

2.7.2.	Except as otherwise disclosed to the Company in writing: (i) the Purchaser is not resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the Secretary of the Treasury under the USA PATRIOT Act Improvement and Reauthorization Act of 2005, as amended, or any other anti-money laundering or anti-terrorist laws, rules, regulations, directives or special measures (AML Laws) as warranting special measures due to money laundering concerns or (B) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur (Non-Cooperative Jurisdiction); (ii) the funds used by the Purchaser to purchase the Securities or to make capital contributions to the Company do not originate from, nor will they be routed through, an account maintained at (A) a Foreign Shell Bank, (B) a foreign bank (other than a Regulated Affiliate) that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license, or (C) a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction; and (iii) the Purchaser is not a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, in each case within the meaning of any AML Laws.

1 The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac.

2 Regulated Affiliate means a foreign bank that (i) is an affiliate of a depositary institution, credit union or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution, credit union, or foreign bank.

2.7.3.	The proposed investment by the Purchaser in the Company will not directly or indirectly contravene United States Federal, State, international or other laws, rules or regulations, including anti-money laundering laws, rules and regulations (Prohibited Investment), and neither the funds used to purchase the Securities or any capital contributions to the Company by the Purchaser are or will be derived from any illegal or illegitimate activities. The Purchaser acknowledges and agrees that, notwithstanding anything to the contrary contained in any document (including this Subscription Agreement, the LLC Agreement, any side letters or similar agreements), if, following the Purchaser’s investment in the Company, the Company reasonably believes that the investment is or has become a Prohibited Investment or if otherwise required by law, the Company may be obligated to freeze the account of the Purchaser, either by prohibiting additional capital contributions, restricting any distributions and/or declining any requests to transfer the Purchaser’s Securities. In addition, in any such event, the Purchaser may forfeit its Securities, may be forced to withdraw from the Company or may otherwise be subject to the remedies required by law, and the Purchaser shall have no claim against any Indemnitee (as defined below) for any form of damages as a result of any of the actions described in this paragraph. The Company may also be required to report such action and to disclose the Purchaser’s identity or provide other information with respect to the Purchaser to OFAC or other governmental entities.

2.8.	Subject to applicable Securities Laws, the Purchaser acknowledges and is aware that the Purchaser is not entitled to cancel, terminate or revoke this subscription, and any agreements of the Purchaser in connection herewith shall survive the death or disability of the Purchaser.

2.9.	The Purchaser understands the meaning and legal consequences of the foregoing representations and warranties, which are true as of the date hereof and will be true as of the date of the purchase of the Securities subscribed for herein.

2.10.	This Subscription Agreement does not contain any untrue statement of a material fact or omit any material fact concerning the Purchaser.

3.	Further Advice and Assurances. Purchaser agrees to notify the Company immediately upon learning that any representation, warranty or information contained in this Subscription Agreement (including, without limitation, the Purchaser Questionnaire) has become untrue at any time. The Purchaser agrees to provide such information and execute and deliver such documents regarding itself and all of its beneficial owners as the Company may reasonably request from time to time to verify the accuracy of the Purchaser’s representations and warranties herein or to comply with any law, rule or regulation to which the Company may be subject (including, without limitation, compliance with AML Laws and OFAC regulations). The Purchaser agrees to respond promptly to each questionnaire from the Company requesting information as to the ownership of the Securities and agrees to provide the Company with such other documents, declarations and other evidence or information as the Company may reasonably request.

4.	Tax Information. The Purchaser certifies that the Purchaser’s name, taxpayer identification or social security number and address provided in the Purchaser Questionnaire are correct. The Purchaser agrees to execute promptly and provide to the Company in a timely manner any tax documentation that may reasonably be required by the Company.

5.	Binding Effect and Survival of Representations and Warranties. This Subscription Agreement and the representations and warranties contained in it shall be binding upon the Purchaser’s heirs, personal and legal representatives, successors and permitted assigns (and will, if the Purchaser consists of more than one person, be the joint and several obligation of all such persons). The representations, warranties, agreements, and indemnification obligations of the Purchaser contained in this Subscription Agreement and in the Purchaser Questionnaire and related subscription documents shall survive the execution hereof, the acceptance of this subscription, the closing of the transactions contemplated hereby and any investigation made by the Company on behalf of the Company and shall be deemed to be reaffirmed by the Purchaser at any time the Purchaser makes an additional capital contribution to the Company. The act of making such additional capital contributions shall be evidence of such reaffirmation.

6.	Indemnification.

6.1.	If the Company accepts Purchaser’s investment in the Securities, such acceptance will have been based upon the Purchaser’s representations, warranties and acknowledgments set forth in this Subscription Agreement. The Purchaser understands the meaning of the representations the Purchaser has made in this Subscription Agreement, and the Purchaser hereby agrees to indemnify, defend and hold harmless the Company, their affiliates, and each of their respective directors, officers, members, shareholders, employees, agents, attorneys and other representatives (each, an Indemnitee), and all persons deemed to be in control of the foregoing, and to hold such persons harmless, from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys’ fees, to which they may be put or which they may incur by reason of, or in connection with:

6.1.1.	any misstatement, misrepresentation or omission made by the Purchaser or on the Purchaser’s behalf with respect to the matters described in this Subscription Agreement; or

6.1.2.	any breach of any representations or warranties or any failure to fulfill any covenants or agreements set forth in this Subscription Agreement, including, but not limited to, any sale, transfer or other disposition of all or any part of the Securities by the Purchaser in violation of the Securities Act, other applicable law, or this Subscription Agreement.

6.2.	The indemnification obligations of the Purchaser contained in this Section 6 will survive the Company’s acceptance of the Purchaser’s subscription, the closing of the transactions contemplated hereby and any investigation made by the Company.

7.	Miscellaneous.

7.1.	Governing Law and Venue. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the application of the principles of conflicts of law. Any suit, action or legal proceeding arising out of or relating to this Subscription Agreement, any other agreement or document delivered pursuant hereto or any transaction contemplated hereby, shall be brought solely and exclusively in the courts of record of the State of Florida in Palm Beach County or the district court of the United States, Southern District of Florida, West Palm Beach Division. Each of the parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of such courts. In addition, each of the parties hereto irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding, and irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process by certified mail to such party and its counsel at their respective addresses or in any other manner permitted by law.

7.2.	Severability. The invalidity of any one or more words, phrases, sentences, clauses, sections or subsections contained in this Subscription Agreement shall not affect the enforceability of the remaining portions of this Subscription Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Subscription Agreement shall be declared invalid, this Subscription Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

7.3.	Pronouns. In this Subscription Agreement, the use of any gender shall be deemed to include all genders, and the use of the singular shall include the plural and vice versa, wherever it appears appropriate from the context.

7.4.	Confidentiality. The Purchaser agrees that the Purchaser will keep confidential and will not disclose or divulge any confidential, proprietary or secret information that the Purchaser may obtain from the Offering Documents or other material submitted by the Company to the Purchaser pursuant to this Subscription Agreement. Notwithstanding the foregoing, the Purchaser may disclose such information (i) as has become generally available to the public, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or federal regulatory body having jurisdiction over the Purchaser, (iii) as may be required in response to any summons or subpoena or in connection with any litigation (provided the Purchaser makes reasonable efforts to enable the Company to seek a protective order or other confidential treatment), (iv) in order to comply with any law, order, regulation or ruling applicable to the Company or (v) on a confidential basis to the Purchaser’s agents, advisors, members, attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with the Purchaser’s investment in the Company.

7.5.	Non-Assignable. Neither this Subscription Agreement nor any rights, remedies, obligations or liabilities that may accrue to the Purchaser under it may be transferred or assigned without the Company’s prior written consent.

7.6.	Jury Waiver. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS SUBSCRIPTION AGREEMENT, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT, THE PERFORMANCE OF THIS SUBSCRIPTION AGREEMENT, OR THE RELATIONSHIP CREATED BY THIS SUBSCRIPTION AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SUBSCRIPTION AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS SUBSCRIPTION AGREEMENT OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS SUBSCRIPTION AGREEMENT AND SPECIFICALLY WITH RESPECT TO THE TERMS OF THIS SECTION.

7.7.	Counterparts. This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original, and a complete set of which, when taken together, shall constitute one and the same document. Confirmation of execution by electronic transmission of a .pdf signature page shall be binding, and each party hereby irrevocably waives any objection that it has or may have in the future as to the validity of any such electronic transmission of a signature page.

7.8.	Entire Agreement. This Subscription Agreement constitutes the entire agreement among the parties hereto, and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matters hereof. This Subscription Agreement may not be amended or modified in any way except by a written instrument executed by all of the parties.

Notices Required by Law:

In making an investment decision, investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. The Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this memorandum. Any representation to the contrary is a criminal offense.

For Purchases in Florida Only. Florida Law Provides That, When Sales Are Made To Five Or More Persons In Florida, Any Sale Made In Florida Is Voidable By The Purchaser Within Three Days After The First Tender Of Consideration Is Made By Such Purchaser To The Company, An Agent Of The Company Or An Escrow Agent Or Within Three Days After The Availability Of That Privilege Is Communicated To Such Purchaser, Whichever Occurs Later. ALL Sales IN THIS OFFERING Are deemed to be SALES In Florida for purposes of this notice. Payments For Terminated Subscriptions Voided By Purchasers As Provided For In This Paragraph Will Be Promptly Refunded Without Interest. Notice Should Be Given To The Company At The Address Set Forth On The Cover Page Of The Subscription Agreement.

[Signature Pages Follow]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR
INDIVIDUALS AND JOINT ACCOUNTS

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

$_______________	by wired funds no later than December 18, 2018 ($18.25 per share multiplied by the aggregate number of shares to be purchased).

Shares of Class A Voting Common Stock to be purchased:

Shares of Class B Non-Voting Common Stock to be purchased:

Signature	Print Name	Date

Signature	Print Name	Date

Type of Ownership (Initial One)

Individual (Only One Signature Required)

Tenants in Common (Both Parties Sign)

Tenants by the Entirety (Both Parties Sign)

Joint Tenants with Right of Survivorship (Both Parties Sign)

If Securities are held in more than one name, please indicate the relationship (spouses, siblings, business partners, etc.) of all named owners.

Address:

FOR INDIVIDUALS ONLY

SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR ENTITIES

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

$_______________ by wired funds no later than December 18, 2018 ($18.25 per share multiplied by the aggregate number of shares to be purchased).

Shares of Class A Voting Common Stock to be purchased:

Shares of Class B Non-Voting Common Stock to be purchased:

Print or Type Name of Purchaser

By:
Signature of Authorized Signatory

Name:
Print or Type Name and Title of Signatory

Date:

Address:

FOR ENTITIES ONLY

ACCEPTANCE BY THE COMPANY

Professional Holding Corp. hereby accepts (subject to receipt of cleared funds) the foregoing subscription in the amount set forth below as of the date set forth below.

Accepted Subscription:

Amount: $_______________

PROFESSIONAL HOLDING CORP.

By:
Name:	Daniel R. Sheehan
Title:	President

Date:

EXHIBIT 1

Purchaser Questionnaire

IT IS MANDATORY THAT EACH PURCHASER COMPLETE THIS QUESTIONNAIRE

AND SIGN IN THE APPROPRIATE SPOT

PURCHASER QUESTIONNAIRE

Instructions. This Purchaser Questionnaire is being sent to each person (you, your or Purchaser) who has indicated an interest in purchasing shares (Securities) in Professional Holding Corp., a Florida corporation (Company). The purpose of this Purchaser Questionnaire is to permit the Company to determine whether each such person meets certain standards imposed by exemptions from the registration requirements of the Securities Act of 1933 (Securities Act), the securities laws of certain states, and rules promulgated thereunder since the Securities will not be registered under any such laws.

Please complete, sign, date and return one copy of this Purchaser Questionnaire to the Company. Neither the provision of this Purchaser Questionnaire to you nor your completion of it constitutes an offer of Securities to you. All information contained herein must be complete and accurate and shall be deemed a representation of the person or entity executing this Purchaser Questionnaire, and the Company and its agents may rely on such representations. Moreover, in reliance upon the representations and information contained herein, the Securities will not be registered under applicable securities laws. Should there be any material change in the information contained herein prior to acceptance by the Company of your subscription for the Securities, you must notify the Company or its authorized representative immediately.

FOR ALL INVESTORS

Accredited Investor Representation. By signing the Purchaser Questionnaire, the prospective investor certifies that it is an accredited investor for one of the reasons enumerated below. Please check one.

For Individual Investors Only:

☐	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of calculating net worth under this paragraph (1), (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

☐	I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in the two most recent calendar years and I reasonably expect to have an individual income in excess of $200,000 in the current year.

☐	I certify that I am an accredited investors because my spouse and I have joint income in excess of $300,000 in the two most recent calendar years and my spouse and I reasonably expect to have a joint income in excess of $300,000 in the current year.

☐	I certify that I am an accredited investors because I am a director or executive officer of the Company.

For Entity Investors Only:

☐	The undersigned certifies that it is one of the following: any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(a)(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

☐	The undersigned certifies that it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

☐	The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

The Purchaser understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Purchaser to purchase and own Securities in the Company. The Purchaser agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Purchaser Questionnaire, becomes untrue at any time. The Purchaser agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Purchaser’s status as an accredited investor or to otherwise determine the eligibility of the Purchaser to purchase Securities in the Company. The Purchaser agrees to indemnify, defend and hold harmless the Company and their affiliates and agents from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Purchaser contained herein.

Purchaser Name:

Signature:

Printed Name:

Title (if applicable):

Date: